INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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the appropriate box:

         |X|      Preliminary Proxy Statement
         |_|      Confidential, For Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2)
         |_|      Definitive Proxy Statement
         |_|      Definitive Additional Materials
         |_|      Soliciting Material Pursuant to ss.240.14a-12

                          INTERPLAY ENTERTAINMENT CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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


                          INTERPLAY ENTERTAINMENT CORP.

              -----------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

              -----------------------------------------------------

TIME.................................          2:00  p.m.  Pacific  Time on XXX,
                                               2007.

PLACE................................          Interplay Entertainment Corp.
......................................          100 North Crescent Drive
                                               Beverly Hills, CA 90210

ITEMS OF BUSINESS....................          (1)      To elect four members of
                                                        the  Board of  Directors
                                                        to serve  until the next
                                                        annual       stockholder
                                                        meeting.

                                               (2)      To amend our Amended and
                                                        Restated  Certificate of
                                                        Incorporation         to
                                                        increase  the  number of
                                                        authorized shares of our
                                                        Common Stock,  par value
                                                        $0.001  per  share,   by
                                                        150,000,000 shares for a
                                                        total authorized  amount
                                                        of 300,000,000 shares of
                                                        Common Stock.

                                               (3)      To  transact  such other
                                                        business as may properly
                                                        come  before  the Annual
                                                        Meeting and any adjourn-
                                                        ment or postponement.

RECORD DATE..........................          You can vote if,  at the close of
                                               business on XXX, 2007, you were a
                                               stockholder of the Company.

PROXY VOTING.........................          All  stockholders  are  cordially
                                               invited   to  attend  the  Annual
                                               Meeting  in person.  However,  to
                                               ensure your representation at the
                                               Annual Meeting,  you are urged to
                                               vote   promptly  by  signing  and
                                               returning   the  enclosed   Proxy
                                               card.

XXX, 2007                                        /S/ HERVE  CAEN
                                               --------------------------
                                               Herve  Caen
                                               Chief Executive Officer and
                                               Interim Chief Financial Officer

                                                   INTERPLAY ENTERTAINMENT CORP.
                           100 N. CRESCENT DRIVE BEVERLY HILLS, CALIFORNIA 90210
                                                                  (310) 432-1958
PROXY STATEMENT
--------------------------------------------------------------------------------

These Proxy materials are delivered in connection with the solicitation by the Board of Directors of Interplay Entertainment Corp., a Delaware corporation ("Interplay," the "Company", "we", or "us"), of Proxies to be voted at our 2007 Annual Meeting of Stockholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of Stockholders on XXX, 2007, beginning at 2:00 p.m. Pacific Time. The meeting will be held at Interplay Entertainment Corp. office headquarters, 100 N. Crescent Drive, Beverly Hills, California 90210.

It is anticipated that the 2006 Annual Report, the latest quarterly report filed with the U.S. Securities and Exchange Commission for the period ended March 31, 2007 and this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about XXX, 2007.

STOCKHOLDERS ENTITLED TO VOTE. Holders of our common stock at the close of business on XXX, 2007 are entitled to receive this notice and to vote their shares at the Annual Meeting. Common stock is the only outstanding class of our securities entitled to vote at the Annual Meeting. As of the close of business on May 11,2007, there were 103,855,634 shares of common stock outstanding, including 4,658,216 shares of Treasury Stock.

PROXIES. Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written Proxy card. Your submission of the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE meeting. If you are a stockholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

QUORUM. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

VOTING. Each share of our common stock is entitled to one vote on each matter properly brought before the meeting. On the election of directors, our stockholders have cumulative voting rights (please see "Election of Directors" below for a description of your cumulative voting rights). Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

PROXY SOLICITATION COSTS. The costs associated with the solicitation of stockholder proxies by our Board in connection with this 2007 annual stockholder meeting shall be borne by the Company.

ELECTION OF DIRECTORS. The four nominees for director receiving the highest number of votes at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Our stockholders have cumulative voting rights when voting on the election of directors. Cumulative voting rights entitle each stockholder to the number of votes he or she would otherwise have in the absence of cumulative voting rights, multiplied by the number of directors to be elected. Each stockholder may cast all of the resulting votes for a single director, or may distribute them among the directors to be elected at the stockholder's discretion. In order to determine how many votes a stockholder is entitled to cast as a consequence of cumulative voting rights, the stockholder multiplies the total number of shares of our common stock owned by such stockholder by the number of directors being elected, in this case seven. The total that results is the number of votes the stockholder may cast in the election of directors. The proxies solicited by the Board of Directors confer discretionary authority on the proxy holders to cumulate votes to elect the nominees listed in this Proxy Statement. The proxy holder may cumulate votes to elect one or several directors as may be necessary to elect the maximum number of nominees.

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. The approval of the amendment to our Amended and Restated Certificate of Incorporation to provide for an increase in our authorized shares of common stock by 150,000,000 shares will require the affirmative vote of a majority of the outstanding shares of common stock present, in person or by proxy, at the Annual Meeting at which a quorum is present. For purposes of the vote regarding the amendment to the Certificate of Incorporation, abstentions and broker non-votes will have the same effect as a vote against approval of the amendment.

OTHER MATTERS. At the date this Proxy Statement went to press, we do not know of any other matters to be raised at the Annual Meeting.

ITEM 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Item 1 is the election of four members of our Board of Directors. Our Bylaws provide that the number of directors constituting the Board shall be between four and nine, to be fixed by the Board from time to time. The Board has currently fixed the number of directors at four.

Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The Board of Directors proposes the election of the following nominee directors:

         Herve Caen                                  Eric Caen
         Michel Welter                               Luc Vanhal

If elected, the foregoing four nominees are expected to serve until the 2008 Annual Meeting of Stockholders. The four nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

The principal occupation and certain other information about the nominees and the executive officers are set forth on the following pages.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

The following persons currently serve as our directors:

DIRECTORS                               AGE
---------                               ---

Herve Caen                              45
Eric Caen                               41
Michel Welter                           48


The Board of Directors has nominated Luc Vanhal for election to the Board of Directors. If elected, he will serve on the following committees : Independent, Audit and Compensation. Luc Vanhal is 47 years old.

Each of the nominees to the Board of Directors has indicated their willingness to serve and, unless otherwise instructed, the proxy holders will vote the proxy received by them for those four nominees.

The following persons serve as our executive officers:

EXECUTIVE OFFICERS       AGE      TITLE
------------------       ---      -----

Herve Caen               45       Chairman of the Board, Chief Executive Officer
                                  and interim Chief Financial Officer

Our executive officers are appointed by and serve at the discretion of our board of directors. Herve Caen and Eric Caen are brothers. There are no other family relationships between any director and/or any executive officer.

HERVE CAEN has been our Chief Executive Officer since 2002. Mr. Caen was appointed interim Chief Financial Officer in January 2002 and currently serves as our Chief Executive Officer and interim Chief Financial Officer. Mr. Caen has served as Chairman of our Board of Directors since 2001. Mr. Caen joined us as President and Director in 1999. Mr. Caen served as Chairman of the Board of Directors of Titus Interactive, an interactive entertainment software company between 1991 and 2005. Mr. Caen also held various executive positions within the Titus group between 1985 and 2005.

ERIC CAEN has served as a director since 1999. He is the Chief Executive Officer of Glow Entertainment Group, a video rental and video on demand provider operating in France and Germany. He was a Director of Titus Interactive S.A., an interactive entertainment software company between 1991 and 2005. Mr. Caen also held various executive positions within the Titus group between 1985 and 2005.

MICHEL WELTER has served as a director since 2001, and has been the sole independent director since 2004. He has been involved in the trading and exploitation of animated TV series through his company Weltertainment since 2002. From 2000 to 2001 he served as President of CineGroupe International, a Canadian company, which develops, produces and distributes animated television series and movies. From 1990 to the end of 2000, Mr. Welter served as President of Saban Enterprises where he launched the international merchandising for the hit series "Power Rangers" and was in charge of international business development where he put together numerous co-productions with companies in Europe and Asia.

NOMINEE

Luc Vanhal

LUC VANHAL has been Chief Financial Officer of Guthy-Renker, a company active in direct marketing of a wide variety of consumer products, since July 2005. From April 2004 to June 2005, Mr Vanhal served as Chief Operating Officer of Belkin Corporation, a provider of connectivity solutions. From January 2001 to April 2004, Mr Vanhal served as President and Chief Operating Officer of Vivendi Universal Games Inc, a global developer, publisher and distributor of multi-platform interactive entertainment. Mr Vanhal also served as Chief Financial Officer from February 1999 to January 2001 of Vivendi Universal Games Inc. From June 1990 to February 1999, Mr. Vanhal held several positions at The Walt Disney Company, including Chief Financial Officer for the Worldwide Consumer Products Division from 1997 to 1999. Mr. Vanhal holds a B.A. and an M.B.A. from the University of Leuven, Belgium. Since June 2003, Mr. Vanhal has been a board member of Viewsonic Corp., a maker of visual display products.

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES. The Board of Directors held 3 meetings during fiscal year 2006. The Board of Directors has an Independent Committee, Audit Committee and a Compensation Committee. While we only have a limited number of Directors, the full Board of Directors performs the functions of a Nominating Committee. Mr. Welter is the sole Independent Director under Nasdaq and SEC rules

The Independent Committee currently consists of Mr. Welter. The Independent Committee reviews Related Persons Transactions. Mr. Welter acted as the Independent Committee once during fiscal year 2006.

The Audit Committee currently consists of Mr. Welter. We do not have an Audit Committee financial expert because we only have a limited number of Directors. (If elected we expect Mr. Vanhal to join the Audit Committee and become our Audit Committee financial expert.) The Audit Committee recommends the engagement of our independent public accountant currently

Jeffrey S. Gilbert C.P.A., reviews the scope of the audit to be conducted by the independent public accountants, and periodically meets with the independent public accountants, our Interim Chief Financial Officer and Controller to review matters relating to our financial statements, our accounting principles and system of internal accounting controls, and reports its recommendations as to the approval of our financial statements to the Board of Directors. The role and responsibilities of the Audit Committee are more fully set forth in a written charter adopted by the Board of Directors , a copy of which is set forth in Appendix 1. Mr. Welter acted as the Audit Committee once during fiscal year 2006.

The Compensation Committee currently consists of Mr. Welter. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and, is responsible for administering our stock option and executive incentive compensation plans. Mr. Welter acted as the Compensation Committee once during fiscal year 2006.

While the Compensation Committee has had only one member, the Compensation Committee has not had a written charter. (If elected we expect Mr. Vanhal to join the Compensation Committee , and we intend subsequently to reconsider whether to have a written charter. ) Mr. Herve Caen recommended to Mr.Welter the compensation arrangements for our officers and our Board of Directors, and Mr. Welter considered and approved such arrangements after determining them to be in the best interest of our stockholders.

All incumbent directors attended 100% of all the meetings of the Board of Directors. It is our policy that all Board members attend our Annual Meeting, if practicable. No Annual Meeting was held last year. Mr. Herve Caen recommended Mr. Vanhal to the Board of Directors for nomination The Board of Directors does not have a policy with regard to the consideration of director candidates recommended by our stockholders, because we only have a limited number of directors.

Essential criteria for all director candidates include the following:

         o        integrity and ethical behavior;

         o        maturity;

         o        management experience and expertise;

         o        independence and diversity of thought;

         o        broad business or professional experience; and

         o an understanding of business and financial affairs, and the complexities of business organizations.

Also we expect our directors to have substantive knowledge of or be experienced in interactive entertainment.

Our Bylaws provide that any stockholder, if beneficially owning ( as defined by rule 13d-3 of the Securities Exchange Act of 1934, as amended) of record at least one percent (1%) of the issued and outstanding capital stock of the corporation, may nominate candidates for election to the Board of Directors. To be timely, a stockholder's notice (which shall only be required with respect to a special meeting of stockholders) shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 55 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice (which shall only be required with respect to a special meeting of stockholders) shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the capital stock of the corporation which are beneficially owned by such person and (iv) any other information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors, or would be otherwise required, in each case pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (B) as to the stockholder giving the notice (i) the name and address of such stockholder and (ii) the class and number of shares of the capital stock of the corporation which are beneficially owned (as defined by Rule 13d-3 of the Securities Exchange Act of 1934, as amended) by such stockholder. If requested in writing by the Secretary at least 15 days in advance of the annual meeting, a stockholder whose shares are not registered in the name of such stockholder on the corporation's books shall provide the Secretary, within ten days of such request, with documentary support for such claim of beneficial ownership.

DIRECTORS' COMPENSATION. Currently, we pay each of our non-employee directors compensation as follows:

         o        $5,000 in cash  compensation  per  quarter for  attendance  at
                  Board  of  Directors  meetings.   All  cash  compensation  was
                  suspended as of September 30,2006.

         o $5,000 in cash compensation per annum for each Board committee a director is a member of and participated in. All cash compensation was suspended as of September 30,2006.

         o Upon election and appointment to the Board, or upon loss of employee status of an employee director, an option to purchase up to 25,000 shares of the Company's common stock under the Company's Third Amended and Restated 1997 Stock Incentive Plan. These director options are each for a term of ten years and vest over the first three years. This program was suspended and did not apply during fiscal year 2006.

         o An option to purchase 5,000 shares of the Company's common stock under the Company's Third Amended and Restated 1997 Stock Incentive Plan for each subsequent year of director service. These director options are each for a term of ten years and vest over the first three years. This program was suspended and did not apply during fiscal year 2006.

In October 2006 our Board of Directors modified the directors' compensation as follows:

         o        Suspended the cash compensation through September 30, 2007.

         o Issued options to purchase 20,000 shares of our common stock to each of Mr. Welter, Mr. Eric Caen and Herve Caen under the Third Amended and Restated 1997 Stock Incentive Plan for the upcoming year of director service. These directors' options are each for a term of ten years and vest immediately.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

The Compensation Committee currently consists of Michel Welter. During 2006, decisions regarding executive compensation were made by the Compensation Committee. None of the 2006 member of the Compensation Committee nor any of our 2006 executive officers or directors had a relationship that would constitute an interlocking relationship with executive officers and directors of another entity.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

You may communicate with our Board of Directors or Mr. Welter, by writing to such persons c/o Herve Caen, Secretary, at 100 N. Crescent Drive Suite 324, Beverly Hills, California 90210.

Mr. Caen distributes communications to the Board of Directors or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors should be excluded, such as the following:

         o        junk mail and mass mailings,

         o        product complaints,

         o        product inquiries,

         o        new product suggestions,

         o        resumes and other forms of job inquiries,

         o        surveys, and

         o        business solicitations or advertisements.

In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any outside director upon request.

ITEM 2: AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK
--------------------------------------------------------------------------------

INTRODUCTION. The Board has unanimously approved, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation, as amended (the "Authorized Share Increase Amendment"), that will increase the aggregate number of shares of common stock authorized for issuance from 150,000,000 shares to 300,000,000 (the "Authorized Share Increase"). The complete text of the form of the Authorized Share Increase Amendment is set forth as Appendix 2 to this Proxy Statement.

Although we have not currently entered into any agreements, nor do we currently have any plans, to issue any of the additional shares to be available upon the effectiveness of the Authorized Share Increase, the proposed increase in the number of authorized shares of common stock has been recommended by the Board to assure that an adequate supply of authorized but unissued shares is available for use primarily in connection with raising additional capital for operations and the issuance of shares under our third Amended and Restated 1997 Stock Incentive Plan (the "1997 Plan").

If the Proposal is adopted, the first full sentence of Article 4 of our Amended and Restated Certificate of Incorporation, as amended, will read as follows:

         "Article 4
         The total number of shares of all classes of stock which this Corporation shall have authority to issue is 305,000,000, of which (i) 300,000,000 shares shall be designated "Common Stock" and shall have a par value of $0.001 per share; and (ii) 5,000,000 shares shall be designated "Preferred Stock" and shall have a par value of $0.001 per share."

CERTAIN EFFECTS OF THE AUTHORIZED SHARE INCREASE AMENDMENT. The Board believes that approval of the Proposal is essential for our growth and development. However, the following should be considered by a stockholder in deciding how to vote upon this Proposal. The Proposal, if approved, would strengthen the position of the Board and might make the removal of the Board more difficult, even if the removal would be generally beneficial to our stockholders. Once the stockholders approve an increase in the Company's authorized shares of common stock, the Board will have the authorization to issue the additional shares of common stock. The Board's ability to issue additional shares of common stock may provide the Board with a capacity to negate the efforts of unfriendly tender offerors through the issuance of securities to others who are friendly or desirable to the Board. The additional shares which the Board would be authorized to issue upon approval of the Proposal, if so issued, would have a dilutive effect upon the percentage of our equity owned by present stockholders. The issuance of the additional shares might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that we have never paid dividends on shares of our common stock and we do not intend to pay any cash dividends in the foreseeable future. We instead intend to retain earnings, if any, for investment and use in business operations.

EFFECTIVENESS OF THE AUTHORIZED SHARE INCREASE. If the Authorized Share Increase Amendment is approved by the requisite vote of our stockholders, the Authorized Share Increase will be effective upon the date of filing and acceptance of the Authorized Share Increase Amendment with the Delaware Secretary of State, which filing is expected to take place shortly after the Annual Meeting. However, the exact timing of the filing of the Authorized Share Increase Amendment will be determined by the Board based upon its evaluation as to when such action will be most advantageous to us and our stockholders, and the Board reserves the right to delay filing the Authorized Share Increase Amendment for up to twelve months following stockholder approval thereof. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Authorized Share Increase
Amendment if, at any time prior to filing the Authorized Share Increase Amendment, the Board, in its sole discretion, determines that it is no longer in our best interests or in the best interests of our stockholders. If the stockholders do not approve this proposal, then the Authorized Share Increase Amendment will not be filed.

VOTE REQUIRED. The affirmative vote of a majority of the outstanding shares of our common stock present, in person or by proxy, at the annual meeting at which a quorum is present is required to approve the Authorized Share Increase
Amendment. For purposes of the vote to amend the Amended and Restated Certificate of Incorporation, as amended, abstentions and broker non-votes will have the same effect as a vote against approval of the Authorized Share Increase Amendment. All proxies will be voted to approve the Authorized Share Increase Amendment unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Proxy Statement for 2007.

The Compensation Committee

Michel Welter

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officer of Interplay identified in the Summary Compensation Table (our "Named Executive Officer"). The Compensation Committee of the Board of Directors (the "Committee") makes all decisions for the total direct compensation -- that is, the base salary, annual bonus, long-term equity compensation and perquisites -- of our officers, including the Named Executive Officer.

OUR BUSINESS ENVIRONMENT

Our Mission. We are a publisher and licensor of interactive entertainment software for both core gamers and the mass market. We are most widely known for our titles in the action/arcade, adventure/role playing game (RPG), and strategy/puzzle categories. We have produced and licensed titles for many of the most popular interactive entertainment software platforms. We seek to publish or license out interactive entertainment software titles that are, or have the potential to become, franchise software titles that can be leveraged across several releases and/or platforms, and have published or licensed many such successful franchise titles to date. We are committed to developing and delivering quality game experience for gamers around the world! As to our officers and employees, our mission is to create an environment that is open, honest and entrepreneurial, where each is challenged to reach his or her full potential.

Our Values. Each of our employees is required to promote honest and ethical conduct both within our organization and in our relations with customers or business partners.

OUR BUSINESS OPPORTUNITY

We compete with much larger companies in the video game industry and strive to maintain our competitive position by licensing to distributors and selling our intellectual property rights. We are currently planning to exploit "Fallout" on Massively Multiplayer Online Gaming (MMOG) and are reviewing financial avenues for funding the development and production of "Fallout" MMOG.

COMPENSATION PROGRAM OBJECTIVES AND REWARDS

Compensation Philosophy. In determining the compensation for an executive officer, we have the following objectives:

         o To attract and retain officers by maintaining competitive compensation packages;

         o        To  motivate   officers  to  achieve  and  maintain   superior
                  performance levels;

         o To achieve a lean and flexible business model by rewarding executives who are versatile and capable across multiple business functions; and

         o To support overall business objectives designed to increase returns to our stockholders.

We measure the success of our compensation programs by the following:

         o The overall performance of our business and the engagement of our officers in improving performance;

         o        Our ability to attract and retain key talent; and

         o The perception of employees that dedication, skill and focus on success of the enterprise will be rewarded.

We generally seek to pay officers total compensation competitive with that paid to officers of other companies of similar size in our industry.

All of the compensation and benefits for our officers serve the primary purpose of attracting, retaining and motivating the highly talented individuals who perform the work necessary for us to succeed in our mission while upholding our values in a highly competitive marketplace. Beyond that, we design different elements of compensation to promote individually tailored goals.

PERFORMANCE AGAINST OBJECTIVES

A  substantial  percentage  of  officer  compensation,  including  for the Named
Executive Officer, depends on the officer's achievement of individual objectives. We generally establishes these objectives early in the fiscal year. The Committee confers with the CEO to establish his objectives, and the Committee also measures performance against objectives. For other officers, the CEO confers with the executive then submits proposed objectives to the Committee. In designing objectives, the Committee and the CEO seek to fulfill our strategic plan while promoting the individual's professional development. Objectives may include financial objectives, such as sales targets or cost reduction, as well as qualitative factors such as leadership, management development, and the quality of execution of business strategies that drive the growth of our business. As soon as practicable after the end of the year, supervisors measure performance against objectives. For officers, the CEO conducts this evaluation and reports to the Committee.

ELEMENTS OF COMPENSATION

The elements of compensation that may be paid to our officers include base salary and equity compensation.

Base Salaries. We generally negotiate base salaries at a level necessary to attract and retain the talent we need to execute our plans. The Committee considers such factors as its subjective assessment of the executive's scope of responsibility, level of experience, individual performance, and past and potential contribution to our business. From time to time the Committee will seek market data compiled by compensation consultants, but generally does not rely on such data.

The Committee determines base salaries for officers, including the Named Executive Officer, early each year. For officers other than himself, the CEO proposes any change in base salary based on:

         o his evaluation of individual performance and expected future contributions;

         o        the general development of our business;

         o        a review of survey data when deemed necessary, and

         o comparison of the base salaries of the officers who report directly to the CEO to provide for internal equity.


Annual Cash Bonuses. The Committee has exclusive discretion to award bonuses to our officers, including our Named Executive Officer, as an incentive for employee productivity and effectiveness over the course of each fiscal year. The CEO recommends executive bonuses to the Committee. The Committee decides based on achievement of performance objectives and a subjective analysis of the executive's level of responsibility. The Compensation Committee also considers other types and amounts of compensation that may be paid to the executive.

The Committee determines bonuses in part based on our achievement of corporate goals such as revenue and net income results versus the prior year and our performance relative to our industry, as well as the performance of the individual against preset personal objectives.

Bonuses to Named Executive Officer. Annual bonuses for executives and other key employees are tied directly to the company's financial performance as well as individual performance. The purpose of annual cash bonuses is to reward executives for achievements of corporate, financial and operational goals. Annual cash bonuses are intended to reward the achievement of outstanding performance. If certain objective and subjective performance goals are not met, annual bonuses are reduced or not paid. No Bonus was paid to any employee in fiscal year 2006, including the Named Executive Officer.

Equity Compensation. The Committee believes that long-term equity incentive awards serve to align the interests of the officers with the interests of our stockholders. During 2006 and 2007, we have had a single active stock plan in place for employees, officers and directors , our 1997 Plan.

The purpose of the 1997 Plan is to create an opportunity for executives and other key employees to share in the enhancement of stockholder value through stock options. The overall goal of this component of pay is to create a strong link between our management and our stockholders through management stock ownership and the achievement of specific corporate financial measures that result in the appreciation of our share price. The Compensation Committee generally has followed the practice of granting options on terms that provide that the options become exercisable in installments over a two to five year period. The Compensation Committee believes that this feature not only provides an employee retention factor but also makes longer-term growth in share prices important for those receiving options.

Stock options were granted to our officers in 2006. The Compensation Committee continues to review the desirability of issuing stock options to our officers in any given fiscal year to provide incentives in connection with our corporate objectives. Stock options become valuable if the price of our common stock rises after we grant the options. The Committee sets the exercise price of a stock option on the date of grant at fair market value, which is generally the closing price of our common stock on the over-the-counter market bulletin board on that date. Under the 1997 Plan, we may not grant stock options having an exercise price below fair market value of our common stock on the date of grant. To encourage retention by providing a long-term incentive, the ability to exercise an option may vest over a period of three or five years. We do not backdate options or grant options retroactively.

Awards in 2006. During fiscal year 2006, the Board of Directors granted to the Named Executive Officer 6,100,000 warrants to purchase the Company's common stock at an immediately exercisable exercise price of $.0279 per share (average closing price over ten days prior to the resolution authorizing the issuance of the warrants). The warrants were issued based upon a reduction of the Named Executive Officer's current salary and conversion of prior years' accrued and unpaid salary to a conditional demand note. In addition, the Board of Directors granted to the Named Executive Officer 20,000 options at the same exercise price vesting immediately as directors' fees.

Change in Control Arrangements. The 1997 Plan provides that, if we have a change in control, options vest immediately unless the surviving company assumes the options. We provide this change in control right to help us compete with larger, better capitalized video game companies in attracting employees. We recognize the importance to us and our stockholders of avoiding the distraction and loss of key management personnel that may occur in connection with rumored or actual fundamental corporate changes. All of the warrants and options held by the Named Executive Officer have already vested.

Perquisites. No perquisites are provided to our officers.

Benefits. Our officers, including the Named Executive Officer, participate in a variety of health and welfare, and paid time-off benefits designed to enable us to attract and retain our workforce in a competitive marketplace.

POLICY UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE. We have not formulated a policy for qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code, and do not foresee the necessity of doing so in the near future. Should limitations on the deductibility of compensation become a material issue, the Compensation Committee will determine whether such a policy should be implemented, either in general or with respect to specific transactions.

                              SUMMARY COMPENSATION

The following table summarizes the compensation of the Named Executive Officer for the fiscal year ended December 31, 2006. The Named Executive Officer is the Chief Executive Officer and Interim Chief Financial Officer. There are no other executive officers of the Company.

                                                                              STOCK       OPTION     ALL OTHER
                                                         SALARY     BONUS     AWARDS      AWARDS    COMPENSATION     TOTAL
NAME AND PRINCIPAL POSITION             YEAR               ($)        ($)       ($)         ($)          ($)          ($)
-----------------------------------  ----------         --------   -------   --------    --------   ------------   ---------

Herve Caen                              2006 (1)(2)(3)   407,500        --         --          --      15,000       422,500
  Chief Executive Officer and
  Interim Chief Financial  Officer

(1) In October 2006, our Compensation Committee approved a reduction in Mr. Caen's annual base salary from $460,000 as Chief Executive Officer and Interim Chief Financial Officer to $250,000 per annum through September 2007.
(2)      Although $407,500 was accrued only $249,167 was paid to Mr. Caen.
(3)      $15,000 was accrued as director's fees but was not paid.


                           GRANTS OF PLAN BASED AWARDS
                              FOR FISCAL YEAR ENDED
                                DECEMBER 31, 2006

The following table provides information on stock options and warrants granted in 2006 to our Named Executive Officer. By providing the Grant Date Fair Value of Awards in the table we do not imply any assurance that such values will ever be realized.


                                                                 ALL OTHER
                                                             OPTION AND WARRANT
                                              ALL OTHER           AWARDS:          EXERCISE OR
                                            STOCK AWARDS:        NUMBER OF        BASE PRICE OF
                                              NUMBER OF          SECURITIES         OPTION AND       CLOSING       GRANT DATE
                                              SHARES OF          UNDERLYING          WARRANT        PRICE ON       FAIR VALUE
                                APPROVAL    STOCK OR UNITS        OPTIONS            AWARDS        GRANT DATE       OF AWARDS
NAME              GRANT DATE      DATE           (#)                (#)              ($/SH)          ($/SH)           ($(1)
---------------   ----------   ----------   --------------   ------------------   -------------   -------------   -------------
Herve Caen (1)    10/02/2006   10/02/2006              --           6,100,000        $ .0279         $ .0279         $20,000
Herve Caen (1)    10/02/2006   10/02/2006              --              20,000        $ .0279         $ .0279            -


(1) During fiscal year 2006, the Board of Directors granted to the Named Executive Officer 6,100,000 warrants to purchase the Company's common stock at an immediately exercisable exercise price of $.0279 per share (average closing price over ten days prior to the resolution authorizing the issuance of the warrants). The warrants were issued based upon a reduction of the Named Executive Officer's current salary and conversion of prior years' accrued and unpaid salary to a conditional demand note. In addition, the Board of Directors granted to the Named Executive Officer 20,000 options at the same exercise price vesting immediately as directors' fees.


                            OUTSTANDING EQUITY AWARDS
                               AT FISCAL YEAR-END
                                DECEMBER 31, 2006

The following table shows the number of shares covered by exercisable and unexercisable options and warrants held by our Named Executive Officer on December 31 2006. No other equity awards have been made to our Named Executive Officer.

                NUMBER OF        NUMBER OF
                SECURITIES       SECURITIES
                UNDERLYING       UNDERLYING
                UNEXERCISED      UNEXERCISED         OPTION OR       OPTION OR
                OPTIONS OR       OPTIONS OR           WARRANT         WARRANT
                 WARRANTS         WARRANTS           EXERCISE        EXPIRATION
                EXERCISABLE     UNEXERCISABLE        PRICE ($)         DATE
               -------------    -------------      -------------   -------------

Herve Caen        6,120,000          -- (1)(2)(3)       .0279        10/02/2016

(1)      100% of the securities vested on October 02, 2006.

(2) Pricing was determined over an average closing price over ten days subsequent to the resolution authorizing the issuance of the options and warrants to the Named Executive Officer.

(3) he 6,100,000 warrants were issued to the officer to reduce his compensation and to convert a portion of his unpaid Tompensation into a conditional demand note. The 20,000 options were granted as directors' fees.


                     OPTION EXERCISES AND STOCK VESTED AS OF
                        FISCAL YEAR-END DECEMBER 31, 2006

The table below shows the number of shares of our common stock acquired by the Named Executive Officer during 2006 on the exercise of options and warrants. No stock awards to the Named Executive Officer vested in 2006.

                                            OPTION AWARDS
                               -----------------------------------------
                                 NUMBER OF SHARES       VALUE REALIZED
                               ACQUIRED ON EXERCISE       ON EXERCISE
NAME                                   (#)                    ($)
-----------------------        --------------------     ----------------

Herve Caen ............                           0                   0



                           2006 DIRECTOR COMPENSATION

      The chart below summarizes remuneration paid to non-employee directors during 2006 in the form of cash or stock option awards or warrants. The value shown for stock options or warrants is the dollar amount we recognized for financial statement reporting purposes in 2006 in accordance with FAS 123R.

                     FEES EARNED OR    WARRANTS OR     ALL OTHER
                      PAID IN CASH    OPTION AWARDS   COMPENSATION      TOTAL
NAME                       ($)             ($)            ($)            ($)
------------------   --------------   -------------   ------------   -----------

Eric Caen ........           15,000           1,000             --        16,000
Michel Welter (1)            26,250           1,000                       27,250

(1) Included in the fees earned by Michel Welter are compensation for his services on the Audit, Compensation and Independent Committees.


                   EQUITY COMPENSATION PLAN INFORMATION

WHENEVER WE USE A GENERAL STATEMENT TO INCORPORATE THIS PROXY STATEMENT BY REFERENCE INTO ANOTHER OF OUR DOCUMENTS FILED WITH THE SEC, THE FOLLOWING TABLE IS EXCLUDED. THE FOLLOWING TABLE WILL NOT BE DEEMED FILED UNDER THE SECURITIES ACT OR THE EXCHANGE ACT UNLESS WE EXPLICITLY INCORPORATE IT BY REFERENCE IN SUCH A FILING.

The following table summarizes information about the options and other equity compensation under our equity plans as of the close of business on December 31, 2006.

                                                                                           NUMBER OF SECURITIES
                                                                                           REMAINING AVAILABLE
                                 NUMBER OF SECURITIES                                      FOR FUTURE ISSUANCE
                                  TO BE ISSUED UPON                                           UNDER EQUITY
                                     EXERCISE OF                                           COMPENSATION PLANS
                                 OUTSTANDING OPTIONS,            WEIGHTED AVERAGE        (EXCLUDING SECURITIES
                                WARRANTS AND RIGHTS (#)          EXERCISE PRICE ($)     REFLECTED IN COLUMN (a))
PLAN CATEGORY                            (a)                            (b)                      (#)(c)
                               ------------------------      ------------------------   ------------------------
Equity Compensation Plans
Approved by Stockholders ...                  2,660,000 (1)                     0.052                  7,340,000
Equity Compensation Plans
Not Approved by Stockholders                  7,330,298 (2)                      0.38                          0
                               ------------------------                                 ------------------------
TOTAL ......................                  9,990,298                                                7,340,000
                               ========================                                 ========================

(1) The Company has one stock option plan currently outstanding. Under the 1997 Stock Incentive Plan, as amended (the "1997 Plan"), the Company may grant options to its employees, consultants and directors, which generally vest from three to five years. At the Company's 2002 annual stockholders' meeting, its stockholders voted to approve an amendment to the 1997 Plan to increase the number of authorized shares of common stock available for issuance under the 1997 Plan from four million to 10 million. The Company's Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan- 1991, as amended (the "1991 Plan"), and the Company's Incentive Stock Option and Nonqualified Stock Option Plan-1994, as amended, (the "1994 Plan"), have been terminated.

2) During fiscal year 2006, the Board of Directors granted to the Named Executive Officer 6,100,000 warrants to (urchase the Company's common stock at an immediately exercisable exercise price of $.0279 per share (average closing price over ten days prior to the resolution authorizing the issuance of the warrants). The warrants were issued based ppon a reduction of the Named Executive Officer's current salary and conversion of prior years' accrued and unpaid ualary to a conditional demand note. 170,000 warrants were issued to Mr. Welter and 100,000 were issued to Eric Caen sach at the same exercise price as the Named Executive Officer. The remaining 960,298 warrants were issued in prior eears to persons not currently affiliated with us. y

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our operations involved in 2006 transactions with Titus Japan K.K. ("Titus Japan"), a subsidiary of Titus Interactive SA ("Titus"), our majority stockholder. Titus Japan represented us as an agent in regards to certain sales transactions in Japan. Mr. Herve Caen, our Chairman of the Board, Chief Executive Officer and Interim Chief Financial Officer, and Mr. Eric Caen, were directors of Titus, which is currently in involuntary bankruptcy in France.
As of December 31, 2006 the Company had a balance owed from Titus Japan of $226,000. During the twelve months ending December 31, 2006 the Company's Japanese subsidiary incurred to Titus Japan costs of approximately $106,000 in commissions, publishing and staff services. The Company closed our Japanese subsidiary during the 4th quarter of 2006.

REVIEW OF RELATED PERSON TRANSACTIONS

The Board of Directors has adopted a written Related Person Transaction Policy, which requires the approval of the Independent Committee for all covered transactions. The Policy applies to any transaction or series of transactions in which Interplay or a subsidiary is a participant, the amount involved exceeds $120,000 and a "Related Person" as defined in the Policy, including executive officers, directors and their immediate family members, has a direct or indirect material interest. Under the Policy, all Related Person Transactions must be submitted to the Independent Committee for review, approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, and full disclosure of the Related Person's interest in the transaction, the Independent Committee will decide whether or not to approve the transaction and will approve only those transactions that are in the best interests of the Company.

CODE OF ETHICS

We have adopted a Code of Ethics applicable to our officers, including the Named Executive Officer, as well as all of our employees and directors of Interplay. The Code of Ethics has been filed as an exhibit to the Company's periodic federal securities fillings.

                          REPORT OF THE AUDIT COMMITTEE

IN ANY OF OUR FILINGS UNDER THE SECURITIES ACT OR EXCHANGE ACT THAT INCORPORATE THIS PROXY STATEMENT BY REFERENCE, THE REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS WILL BE CONSIDERED EXCLUDED FROM THE INCORPORATION BY REFERENCE, AND IT WILL NOT BE DEEMED A PART OF ANY SUCH OTHER FILING UNLESS WE EXPRESSLY STATE THAT THE REPORT IS SO INCORPORATED.

The Audit Committee of the Board of Directors is currently composed of one director who is an independent director as defined under NASDAQ and SEC rules. The Audit Committee operates under a written charter adopted by the Board of Directors.

The Audit Committee oversees Interplay's financial reporting process on behalf of the Board of Directors. Management is responsible for Interplay's financial statements and the financial reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for expressing an opinion on whether Interplay's financial statements fairly present, in all material respects, Interplay's financial position and results of operations and conform with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements that have been included in our Annual Report on Form 10-K for the year ended December 31, 2006.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has reviewed with the independent registered public accounting firm their independence from Interplay and its management including the written disclosures and the letter provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee reviewed and discussed Company policies with respect to risk assessment and risk management.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the 2006 fiscal year for filing with the SEC. The Audit Committee has recommended and the Board of Directors has approved and authorized engagement of Jeffrey S. Gilbert C.P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2007.

The Audit Committee

Michel Welter

Dated XXX, 2007

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table summarizes the aggregate fees for professional services provided by Jeffrey S. Gilbert C.P.A. related to fiscal 2005 and fiscal 2006:

                                                          2005           2006
                                                       ----------     ----------

Audit Fees(1) ....................................     $   59,000     $   51,500
Audit-related Fees(2) ............................              0          4,500
Tax-related Fees(3) ..............................              0         12,500
All Other Fees(4) ................................          2,500          1,000


   (1) Both 2005 and 2006 Audit Fees include: (i) the audit of our consolidated financial statements included in our Form 10-K and services attendant to, or required by, statute or regulation; (ii) reviews of the interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q for 2006 (2005 quarterly reports were prepared by Rose Snyder and Jacobs C.P.A); (iii) other services related to SEC fillings; and (iv) associated expense reimbursements.

   (2) Audit-related Fees were for the audit of our employee benefit plan.
   (3) Tax related fees were for tax preparation for Federal and California Franchise tax returns for the 2004 and 2005 tax years.

   (4) All Other Fees were for consents for SEC filings.

The increased audit fees related to fiscal year 2006 primarily result from additional services provided for additional contracts and involuntary bankruptcy analysis, these services were related to the preparation of financial statements for fiscal year 2006.

The Audit Committee administers Interplay's engagement of Jeffrey S. Gilbert C.P.A. and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of Jeffrey S. Gilbert C.P.A. and whether, for reasons of efficiency or convenience, it is in the best interest of Interplay to engage its independent registered public accounting firm to perform the services. The Audit Committee has determined that performance by Jeffrey S. Gilbert C.P.A. of the non-audit services related to the fees shown in the table above did not affect that firm's independence.

Prior to engagement, the Audit Committee pre-approves all independent auditor services, and the Audit Committee pre-approved all fees and services of Jeffrey
S. Gilbert C.P.A., for work done in 2005 and 2006. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

Interplay expects Jeffrey S. Gilbert C.P.A. to be present at the Annual Meeting, where he will have an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.


                      CHANGES IN OUR CERTIFYING ACCOUNTANT

We have previously included the following information on Forms 8-K.

On March 11, 2005, Squar, Milner, Reehl & Williamson, LLP ("Squar Milner") resigned as our independent registered public accounting firm. During the years ended December 31, 2002 and 2003, our consolidated financial statements did not contain any adverse opinion or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph regarding an uncertainty as to the our ability to continue as a going concern. During the years ended December 31, 2002 and 2003, and through March 11, 2005, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Squar Milner's satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on our consolidated financial statements for the years ended December 31, 2003 or 2002. During the years ended December 31, 2002 and 2003 and through March 11, 2005, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)), except : In a letter to us dated February 8, 2005, but received by us on February 28, 2005, Squar Milner noted a material weakness in our internal control over financial reporting during their interim review of our unaudited consolidated financial statements as of September 30, 2004 and for the quarter then ended included in our September 30, 2004 Form 10-Q, filed with the Securities and Exchange Commission on December 22, 2004.

On March 30, 2005, the Audit Committee appointed Rose, Snyder & Jacobs, a corporation of Public Accountants( "Rose, Snyder"), as our independent public accounting firm to audit our financial statements. During our two most recent fiscal years ended December 31, 2003 and 2004, and through March 30, 2005, neither we nor anyone acting on our behalf consulted with Rose, Snyder regarding either: (i) the application of accounting principles to an opinion that might be rendered on our financial statements, or specified transaction, either completed or proposed, or the type of audit; or (ii) any matter that was either the subject of a disagreement (as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Rose, Snyder resigned effective February 15, 2006. Rose, Snyder's reports in our financial statements during our past fiscal year did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except for the qualification reflected in our going concern disclosure contained in our audit report for the fiscal year ended December 31, 2004, included with our 10-K filed with the Securities and Exchange Commission on June 6, 2005. The decision to change accountants was recommended and approved by the Audit Committee. During the fiscal year ended December 31, 2004 and through the date of Rose, Snyder's resignation, we did not have any disagreements with Rose, Snyder on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Rose, Snyder's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with our reports. A letter from Rose,Snyder addressed to the Securities and Exchange Commission was requested by us and was attached as Exhibit 16.1 to our Form 8-K filed on February 16, 2006.

On February 15, 2006, we engaged Jeffrey S. Gilbert C. P.A. to audit and review our financial statements. Jeffrey S. Gilbert C.P.A. was engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with our former accountant, Rose, Snyder .


           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

      The following table shows, as of XXX, 2007 information concerning the shares of common stock beneficially owned by each person known by Interplay to be the beneficial owner of more than 5% of our Common Stock (other than directors, executive officers and depositaries). This information is based on publicly available information filed with the SEC as of the Record Date.

                                           SHARES            PERCENT
                                        BENEFICIALLY        PERCENT OF
NAME AND ADDRESS                           OWNED             CLASS (1)
----------------------------            ------------        ----------

Titus Interactive SA                      58,426,293          56.3%
Parc de l' Esplanade
12, rue Enrico Fermi
St-Thibault-des-Vignes
77462 Lagny-sur-Marne Cedex
France


(1) Based on 103,855,634 shares of common stock outstanding as of xxx,2007. Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at the Record Date.

(2) Titus Interactive SA is currently in involuntary bankruptcy in France and its shares of Interplay may be sold and a change of control of Interplay may result.

The following table shows, as of xxx, 2007, information with respect to the shares of Common Stock beneficially owned by (1) each director and director nominee, (2) each person (other than a person who is also a director or a director nominee) who is an executive officer named in the Summary Compensation Table below, and (3) all executive officers and directors as a group.

                                                       SHARES BENEFICIALLY OWNED
                                      ---------------------------------------------------------
                                                        SHARES
                                                       SUBJECT
                                                      TO OPTIONS
                                        SHARES OF     EXERCISABLE
                                      COMMON STOCK   ON OR BEFORE                   PERCENT OF
NAME (1)                                OWNED (2)      , 2007(3)        TOTAL       CLASS (4)
-----------------------------------   ------------   ------------   ------------   ------------
Herve Caen **(5) ..................      8,681,306      6,120,000     14,801,306           14.2%
Eric Caen .........................         30,001        170,000        200,001           --
Michel Welter .....................         60,001        205,000        265,001           --
Luc Vanhal ........................           --             --             --             --

All current directors and executive
   officers as a group ............      8,771,308      6,495,000     15,266,308           14.7%

  *  Less than 1%.

  ** Current Director or Nominee

   (1) The business address of each person named is c/o Interplay Entertainment Corp., 100 N. Crescent Drive Suite 324, Beverly Hills, California 90210.

   (2) Pursuant to Rule 13d-3(a), includes all shares of common stock over which the listed person has, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, voting power, which includes the power to vote, or to direct the voting of, the shares, or investment power, which includes the power to dispose, or to direct the disposition of, the shares. Interplay believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by him or her, subject to community property laws, where applicable, except where otherwise noted. Restricted shares are listed even when unvested and subject to forfeiture because the holder has the power to vote the shares.

   (3) In accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, each listed person is deemed the beneficial owner of shares that the person has a right to acquire by exercise of a vested option or other right on or before XXX, 2007 (60 days after the Record Date).

   (4) Based on 103,855,634 shares of Common Stock outstanding on the stock records as of the XXX,2007. The percentages are calculated in accordance with Rule 13d-3(d)(1), which provides that shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable on or before XXX, 2007 (60 days after the Record Date) are deemed outstanding for the purpose of calculating the number and percentage that each person owns, but not deemed outstanding for the purpose of calculating the percentage that any other listed person owns.

   (5) Includes 8,681,306 shares of our common stock held by Mrs. Solange Caen, Herve Caen's spouse.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, and the SEC's rules thereunder, require our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the SEC and to furnish to us copies of all reports they file. The SEC has established specific due dates for these reports and requires Interplay to report in this Proxy Statement any failure by these persons to file or failure to file on a timely basis.

To our knowledge, based solely on a review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2006 fiscal year our directors, executive officers and persons who own more than 10% of our Common Stock complied with all section 16(a) filing requirements.

                              STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the 2008 Annual Meeting of Stockholders for inclusion in our Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to us at our principal executive offices by XXX. In addition, in the event a stockholder proposal is not received by us by XXXX, the Proxy to be solicited by the Board of Directors for the 2008 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2008 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of our 2008 Annual Meeting is advanced or delayed more than 30 days from the date of the 2007 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2008 Annual Meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2008 Annual Meeting. Upon determination by us that the date of the 2008 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2007 Annual Meeting, we will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

                             SOLICITATION OF PROXIES

It is expected that the solicitation of Proxies will be by mail. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

                           ANNUAL REPORT ON FORM 10-K

A copy of Interplay's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (excluding exhibits), as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the proxy soliciting material. The Form 10-K contains consolidated financial statements of Interplay and its subsidiaries and the reports of Jeffrey S. Gilbert C.P.A, Interplay's independent registered public accounting firm.

WE WILL PROVIDE TO ANY BENEFICIAL OWNER OF INTERPLAY'S COMMON STOCK AS OF THE RECORD DATE A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31 2006, WITHOUT CHARGE, IF THE BENEFICIAL OWNER SUBMITS A WRITTEN REQUEST TO INTERPLAY ENTERTAINMENT CORP., C/O HERVE CAEN, CHIEF EXECUTIVE OFFICER AND INTERIM CHIEF FINANCIAL OFFICER, 100 N. CRESCENT DRIVE SUITE 324, BEVERLY HILLS, CALIFORNIA 90210. Exhibits to the Form 10-K will be provided on written request of any beneficial owner, subject to reimbursement of Interplay's reasonable expenses. Exhibits are available at no charge on the SEC's website, www.sec.gov.

STOCKHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

INTERPLAY ENTERTAINMENT CORP.


Herve Caen, Secretary
Beverly Hills, California
XXX, 2007

                                                                      APPENDIX 1

                          INTERPLAY ENTERTAINMENT CORP.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


I.       MEMBERSHIP

         A. The Audit Committee (the "Committee") of the Board of Directors (the "Board") shall meet the requirements of the Sarbanes-Oxley Act (the "Act") and applicable rules of the National Association of Securities Dealers (the "NASD") and the SEC.

         B. No member of the Committee shall receive compensation other than director's fees and benefits for service as a director of the Company, including reasonable compensation for Chairing and/or serving on the Committee.

         C. Any member of the audit committee may be removed or replaced at any time by the Board of Directors and shall cease to be a member of the Audit Committee on ceasing to be a Director.

II.      PURPOSE

         A. The Committee serves as the representative of the Board for the general oversight of Company affairs relating to:

                  i. The quality and integrity of the Company's financial statements.

                  ii.      The   independent   auditor's    qualifications   and
                           independence, and

                  iii.     The   performance   of  the   Company's   independent
                           auditors.

         B. Through its activities, the Committee facilitates open communication among directors, independent auditors, and management by meeting in private session regularly with these parties.

III.     MEETING AND PROCEDURES

         A. The Committee shall meet in person or by telephone at least quarterly.

         B. It shall endeavor to determine that auditing procedures and controls are adequate to safeguard Company assets and to
                  assess    compliance   with   Company   policies   and   legal
                  requirements.

         C. The Committee shall be given full access to the Board Chairman, Company executives and independent auditors. When any audit has been prepared by a registered public accounting firm for the Company, the Committee shall timely receive a report from such firm on (1) all critical accounting policies and practices; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officers of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and company management, such as any management letter or schedule of unadjusted differences.

         D. A majority of the members shall constitute a quorum or if there shall only be one member, that member alone shall constitute a quorum.

IV.      RESPONSIBILITIES

         A.       The Committee shall:

                  i. Have the sole authority to appoint, compensate, oversee, evaluate and, where appropriate, replace the independent auditor.

                  ii. Annually review and approve the proposed scope of each fiscal year's outside audit.

                  iii. Review and, if appropriate, approve in advance any audit and non-audit services and fees to be provided by the Company's independent auditor, other than "prohibited nonauditing services" and minor audit services, each as specified in the Act. The Committee has the sole authority to make these approvals, although such approval may be delegated to any committee member so long as the approval is presented to the full Committee at a later time. In approving non-audit services, the Committee shall consider whether the engagement has any potential to compromise the independence of the independent auditor, and whether for reasons of efficiency or convenience it is in the best interest of the Company to engage its independent auditor to perform the services.

                  iv.      Inform  each   registered   public   accounting  firm
                           performing work for the Company that such firm shall report directly to the Committee.

                  v. Oversee the work of any registered public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit opinion or related work.

                  vi. At, or shortly after the end of each fiscal year, review with the independent auditor and Company management, the audited financial statements and related opinion and costs of the audit for that year.

                  vii. Provide any recommendations, certifications and reports that may be required by the NASD or the SEC including the report of the Committee that must be included in the Company's annual proxy statement.

                  viii. Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor.

                  ix. Establish and oversee procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

                  x. Have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties. The Company shall provide for appropriate funding as determined by the Committee, in its capacity as a committee of the Board of Directors, for payment of compensation to any advisors employed by the Committee and to the independent auditor employed by the Company for the purpose of rendering or issuing an audit report.

                  xi. Ensure, if required, the rotation of the lead audit partner at least every five years.

                  xii Confirm, if required, with any independent auditor retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the Company in each of the five previous fiscal years of the Company and that the firm meets all legal and professional requirements for independence.

                  xiii. Discuss with management the Company's policies with respect to risk assessment and risk management.

                  xiv. Meet separately, and periodically, with management and with the independent auditor.

                  xv. In consultation with management, review the integrity of the Company's financial reporting process.

                  xvi. Review with the Chief Executive Officer ("CEO") and the Chief Financial Officer ("CFO") (or if the CEO is the interim CFO then only with such person)on an annual basis the Company's disclosure controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

                  xvii. Review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management and (b) management's responses to such matters, and all other items required by law.

                  xviii. Verify that the policies of the Audit Committee regarding hiring of employees or former employees of the independent auditor have been met. At a minimum, these policies should provide that any registered public accounting firm may not provide audit services to the Company if the CEO, Controller, CFO, Chief Accounting Officer or any person serving in an equivalent capacity for the Company was employed by the registered public accounting firm and participated in the audit of the Company within one year of the initiation of the current audit.

                  xiv. Report regularly to the Board of Directors. Such report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

                  xx. Perform a review and evaluation, at least annually, of the performance of the Committee. The Audit Committee shall solicit feedback from the Board, CEO, CFO, and the external auditor on specific opportunities to improve Audit Committee effectiveness. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to the Charter that the Committee considers necessary or valuable. The Committee shall conduct evaluations and reviews in such a manner as it deems appropriate.

                  xxi.     Review   periodically   the   effect  of   accounting
                           initiatives  on  the  financial   statements  of  the
                           Company.

                  xxii. At least annually, if required, receive a report by the external auditors describing any material issues raised by the most recent internal quality control review by the local practice office or by any inquiry or investigation by governmental or professional authorities of the local practice office, within the preceding two years, and steps taken to address any such issues. The report, if applicable, shall also include any similar matters pertaining to offices other than the local practice office, to the extent the audit partner is aware of such matters.

                  xxiii. Discuss with management an outline of press releases or announcements regarding results of operations as well as general policies on earnings guidance to be provided to analysts, rating agencies, and the general public. Review any relevant items with management and the Company's independent auditors prior to release of any such press releases or earnings guidance including the use of "pro forma" or "adjusted" non-GAAP information. The review shall be with the Chairman of the Audit Committee or the full Committee, as may be appropriate.

         B.       Management   is   responsible   for  preparing  the  financial
                  statements for the Company completely, accurately and in accordance with generally accepted accounting principles.

         C. The independent auditors are responsible for performing an audit of the Company's financial statements and reporting on the effectiveness of the internal controls over financial reporting in accordance with the standards of the U.S. Public Company Accounting Oversight Board.

                                                                      APPENDIX 2

                            CERTIFICATE OF AMENDMENT
                                       OF
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          INTERPLAY ENTERTAINMENT CORP.

         The undersigned, Herve Caen, the Chief Executive Officer of Interplay Entertainment Corp. (the "Corporation"), a corporation organized and existing by virtue of the General Corporation Law (the "GCL") of the State of Delaware, does hereby certify pursuant to Section 103 of the GCL as to the following:

         1. The name of the Corporation is Interplay Entertainment Corp. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 27, 1998.

         2. The first full sentence of Article 4 of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended and restated to read in its entirety as follows:

                                   "ARTICLE 4

              The total number of shares of all classes of stock which this Corporation shall have authority to issue is 305,000,000, of which (i) 300,000,000 shares shall be designated "Common Stock" and shall have a par value of $0.001 per share; and (ii) 5,000,000 shares shall be designated "Preferred Stock" and shall have a par value of $0.001 per share."

         3. The foregoing amendment of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, has been duly adopted by the Corporation's Board of Directors and Stockholders in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Amended and Restated Certificate of Incorporation as of the __ day of ______________.



                                   -----------------------
                                   Herve Caen
                                   Chief Executive Officer

                          INTERPLAY ENTERTAINMENT CORP.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, a stockholder of INTERPLAY ENTERTAINMENT CORP., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Herve Caen as proxy of the undersigned with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on June 15, 2007, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.     To elect the Board of Directors' four nominees as directors:

                                   Herve Caen
                                   Eric Caen
                                   Michel Welter
                                   Luc Vanhal


         |_| FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

         |_|      WITHHELD for all nominees listed above

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

         -----------------------------------------------------------------------

         The undersigned hereby confer(s) upon the proxies, and each of them, discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2.     To  approve  an  amendment  to  our  Restated   Certificate   of
                Incorporation, as amended, to increase the aggregate number of shares of common stock authorized for issuance from 150,000,000 shares to 300,000,000 shares.

            |_| FOR                    |_| AGAINST                  |_| ABSTAIN

         The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

         The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated XXXXX relating to the Annual Meeting.

                                Dated:                                    , 2007
                                      ------------------------------------

                                Signature:
                                          --------------------------------------

                                Signature:
                                          --------------------------------------

                                Signature(s) of Stockholder(s)
                                (See  Instructions Below)

                                The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

                                |_|   Please  indicate by  checking this  box if
                                      you  anticipate   attending   the   Annual
                                      Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.